UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported) November 29, 2021

TAUTACHROME, INC.
(Exact name of registrant as specified in its charter)

Delaware	333-141907	84-2340972
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1846 E. Innovation Park Drive, Oro Valley, Arizona	85755
(Address of principal executive offices)	(Zip Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On November 29, 2021 and December 6, 2021, the registrant executed press releases announcing the release of a feature in its Arknet App permitting influencers to post augmented reality (“AR”) objects called “Portals” allowing app users to enter the influencers' spaces called their “Realms” via AR, and experience an influencer’s Realm in 360-degree streaming imagery, as if the user were inside the Realm. Although this Portal/Realm feature release is merely the next in a long sequence of important app feature releases, and is not a material event of the registrant, we believe it may be a bridge to the eventual metaverse, and for this reason is useful to our shareholders appreciation of the registrant’s progress.

Item 9.01 Financial Statements and Exhibits

99.1	November 2021 Press Release: 360-degree Portal

99.2	December 6, 2021 Press Release: 360-degree Portal and The Metaverse

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TAUTACHROME, INC.

Date: December 13, 2021	By:	/s/ Jon N. Leonard
Jon N. Leonard
President & CEO

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